UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Amendment No. 1 to

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number:           811-06194

UTC North American Fund, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St. Third Floor, Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
 (Name and address of agent for service)

800-368-3322
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

This amendment on Form N-CSR/A is filed in order to provide the voting results for the special meeting of shareholders that was held on May 11, 2015.  This amendment does not reflect events occurring after the filing of the original Certified Shareholder Report on Form N-CSR for the semi-annual period ended June 30, 2015 and, other than the aforementioned voting results information (as provided below), this amendment on Form N-CSR/A does not amend or update the Form N-CSR in any way.

Results of Special Meeting of Stockholders

A special meeting of stockholders (the “Special Meeting”) of UTC North American Fund, Inc. (the “Fund”) was held on May 11, 2015.  At the Special Meeting, stockholders voted on the following proposals: (1) to elect seven (7) Directors to the Fund’s Board of Directors, who comprise all of the Directors, and (2) to approve a sub-advisory agreement for the Fund, pursuant to which Goldman Sachs Asset Management, L.P. (“GSAM”) manages the equity component of the Fund.  A definitive proxy statement, which was filed with the Securities and Exchange Commission on April 8, 2015, was sent to stockholders in advance of the Special Meeting.  The definitive proxy statement provided details about the Director nominees and the sub-advisory agreement.

At the Special Meeting, each of the Director nominees, as identified below, was elected to serve as a Director.  In electing the Directors, the stockholders voted as follows (there were no abstentions or broker non-votes):

Nominee	Number of Votes For	Number of Votes Withheld
Ajata Mediratta	2,448,166	0
Lucille Mair	2,448,166	0
Leon W. Thomas	2,448,166	0
Dionne Hosten	2,448,166	0
Peter Clarke	2,448,166	0
Ian Chinapoo	2,448,166	0
L. Dominic Rampersad	2,448,166	0

At the Special Meeting, the proposal to approve the sub-advisory agreement between UTC Fund Services, Inc. and GSAM was approved by the stockholders, with the stockholders voting as follows:

Number of Votes For	Number of Votes Against	Number of Broker Non- Votes and Abstentions
2,448,143	0	23

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By:  /s/ Amoy Van Lowe
Amoy Van Lowe
President and Treasurer

Date: December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: :  /s/ Amoy Van Lowe
 Amoy Van Lowe
 President and Treasurer

Date: December 29, 2016

Signature Page